                                                                  Exhibit 10.13

                            CONTRACT BETWEEN LENDER

                            Nicolet Instrument GmbH
                               Senefelderstr. 162
                                63069 Offenbach

                                    BORROWER

                         Thermo Instrument Systems GmbH
                             Frauenauracher Str. 96
                                 91056 Erlangen

Conditions of Loan between Nicolet Instrument GmbH, Offenbach, and Thermo Instrument Systems GmbH, Erlangen:

          Amount:                   DM 698,607.74
          Account:                  8202566
          Bank:                     Commerzbank Erlangen
          Date:                     June 26, 1995
          Monthly:                  Monthly Demand Note
          Notice:                   Notice Demand 8 days before end of any month
          Floating Interest Rate:   0.1% below Commerzbank Lending Rate
          Interest payment:         Monthly

Offenbach, June 26, 1995


Nicolet Instrument GmbH                    Thermo Instrument Systems GmbH

/s/ Heine Evers                            /s/ H. Sickmann

Dr. Evers                                  ppa. H. Sickmann


     The foregoing is a fair and accurate English translation of the referenced document.

                                           Metrika Systems Corporation


                                           /s/ Jonathan W. Painter
                                           -----------------------------------
                                           Treasurer

                            CONTRACT BETWEEN LENDER

                            Nicolet Instrument GmbH
                               Senefelderstr. 162
                                63069 Offenbach

                                    BORROWER

                         Thermo Instrument Systems GmbH
                             Frauenauracher Str. 96
                                 91056 Erlangen

Conditions of Loan between Nicolet Instrument GmbH, Offenbach, and Thermo Instrument Systems GmbH, Erlangen:

          Amount:                   DM 1,000,000.00
          Account:                  8202566
          Bank:                     Commerzbank Erlangen
          Date:                     October 1, 1995
          Monthly:                  Monthly Demand Note
          Notice:                   Notice Demand 8 days before end of any month
          Floating Interest Rate:   0.1% below Commerzbank Lending Rate
          Interest payment:         Monthly


Offenbach, October 1, 1995


Nicolet Instrument GmbH                    Thermo Instrument Systems GmbH

/s/ Heine Evers                            /s/ H. Sickmann

Dr. Evers                                  ppa. H. Sickmann


     The foregoing is a fair and accurate English translation of the referenced document.

                                           Metrika Systems Corporation


                                           /s/ Jonathan W. Painter
                                           -----------------------------------
                                           Treasurer

                            CONTRACT BETWEEN LENDER

                            Nicolet Instrument GmbH
                               Senefelderstr. 162
                                63069 Offenbach

                                    BORROWER

                         Thermo Instrument Systems GmbH
                             Frauenauracher Str. 96
                                 91056 Erlangen

Conditions of Loan between Nicolet Instrument GmbH, Offenbach, and Thermo Instrument Systems GmbH, Erlangen:

          Amount:                   DM 301,392.26
          Account:                  8202566
          Bank:                     Commerzbank Erlangen
          Date:                     December 1, 1995
          Monthly:                  Monthly Demand Note
          Notice:                   Notice Demand 8 days before end of any month
          Floating Interest Rate:   0.1% below Commerzbank Lending Rate
          Interest payment:         Monthly



Offenbach, December 1, 1995



Nicolet Instrument GmbH                    Thermo Instrument Systems GmbH

/s/ Heine Evers                            /s/ H. Sickmann

Dr. Evers                                  ppa. H. Sickmann


     The foregoing is a fair and accurate English translation of the referenced document.

                                           Metrika Systems Corporation


                                           /s/ Jonathan W. Painter
                                           -----------------------------------
                                           Treasurer

                            CONTRACT BETWEEN LENDER

                            Nicolet Instrument GmbH
                               Senefelderstr. 162
                                63069 Offenbach

                                    BORROWER

                         Thermo Instrument Systems GmbH
                             Frauenauracher Str. 96
                                 91056 Erlangen

Conditions of Loan between Nicolet Instrument GmbH, Offenbach, and Thermo Instrument Systems GmbH, Erlangen:

          Amount:                   DM 1,000,000.00
          Account:                  8202566
          Bank:                     Commerzbank Erlangen
          Date:                     December 1, 1996
          Monthly:                  Monthly Demand Note
          Notice:                   Notice Demand 8 days before end of any month
          Floating Interest Rate:   0.1% below Commerzbank Lending Rate
          Interest payment:         Monthly



Offenbach, December 1, 1996



Nicolet Instrument GmbH                    Thermo Instrument Systems GmbH

/s/ Heine Evers                            /s/ H. Sickmann

Dr. Evers                                  ppa. H. Sickmann


     The foregoing is a fair and accurate English translation of the referenced document.

                                           Metrika Systems Corporation


                                           /s/ Jonathan W. Painter
                                           -----------------------------------
                                           Treasurer